Other income	12 Months Ended
Dec. 31, 2021
Other income
Other income

18. Other income

	2021	2020	2019

	(€ in thousands)
Grant income	1,012	9,307	1,778
Other income	31	145	155
	1,043	9,452	1,933

In June 2020, ProQR received a final waiver of the full amount of the Innovation credit for the Company’s cystic fibrosis program. Consequently, the carrying amount of € 8,423,000, including accumulated interest, was recognized in grant income in 2020.

On February 9, 2018, the Company entered into a partnership agreement with Foundation Fighting Blindness (FFB), under which FFB has agreed to provide funding of $ 7,500,000 for the preclinical and clinical development of ultevursen for Usher syndrome type 2A targeting mutations in exon 13. FFB grant income amounted to € 977,000 in 2021 compared to € 624,000 in 2020.